EXHIBIT 10.8

                                  (TRANSLATION)

                  CONTRACT ON PERMISSION TO ENGAGE IN BUSINESS
                    OF SALE OF MERCHANDISE AND SOUVENIRS AND
                     TO LEASE PREMISES TO ENGAGE IN BUSINESS
                         AT THE INTERNATIONAL PASSENGER
                         TERMINAL OF THE BANGKOK AIRPORT

DUTY STAMP                                                Contract No. 6-01/2536

THIS CONTRACT is made at the Airports Authority of Thailand on the 18th day of March 1993 between the AIRPORTS AUTHORITY OF THAILAND by Air Marshal Tavorn Kerdsindu, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T.GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang Yeekham Sub-District, Bangkok Noi District, Bangkok Metropolis and having a branch office located at No. , by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company, hereinafter referred to as the "Supplier" of the other part.

WHERAS AAT is desirous to make available the service of sale of merchandise and souvenirs at the Arrival and Departure Halls of the International Passenger Terminal, the Bangkok Airport:

WHERAS The Supplier has skill and is desirous to operate the said business and to lease from AAT premises in order to engage in such business.

NOW, THEREFORE, The Parties hereby agree as follows:

AAT agrees to permit the Supplier to engage in the business within the airport and to lease premises therein in order to operate the business herein contemplated subject to the conditions detailed in the "Contract Conditions for Engagement in Business in Airports and Lease of Premises for Engagement in Business" and the following Appendixes attached hereto and which are deemed parts hereof:

Appendix A. List Showing Details of Leased Premises, Remuneration for the Eease, and Plans of Leased Premises.

Appendix B. Contract Security.

Appendix C. Documents Showing the Incorporation and the Authorized Person of the
            Supplier.

Appendix D. Other (if any).

This Contract is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal(if any) affixed in presence of witnesses and each keeping one copy.





AAT                                          Supplier
---                                          --------
(Signed) Air Marshal (signature)
(Tavorn Kerdsindu)                           (Signed) (signature) (seal)
                                                (Mr. Viratana Suntaranond)

Witness                                       Witness
-------                                       -------


(Signed) (signature)                          (Signed) (signature)
(Mr. Somjit Nupui)                                (Ms. Anocha Kamnerdngam)

                                 (TRANSLATION)

                       CONTRACT CONDITIONS FOR ENGAGEMENT
                      IN BUSINESS IN AIRPORTS AND LEASE OF
                      PREMISES FOR ENGAGEMENT IN BUSINESS



CHAPTER 1.  GENERAL PROVISIONS
CHAPTER 2.  SPECIAL PROVISIONS


                           ---------------------------

CHAPTER 1. GENERAL PROVISIONS

1.1  Scope of Engagement in Business

     AAT agrees to permit the Supplier to engage in the business in the airports as detailed in Chapter 2 hereof.

1.2  Premises for Engagement in Business

     The Supplier shall engage in the business under this Contract in the premises as designated by AAT, the details of which are shown in Appendix
     A. The Supplier agrees to lease the said premises for engagement in the business and shall, as the lessee, comply with the conditions herein stipulated in all respects.

1.3  Duration of Contract

     AAT agrees to permit the Supplier to engage in the business and to lease the premises therefor for a duration set forth in Chapter 2 hereof.

1.4  Remuneration, Rental and Method of Payment

          1.4.1In consideration to the permission granted for the engagement in business and lease of premises, the Supplier agrees to pay to AAT remuneration and rental as follows:

               (a) Fee for the execution of contract in the amount of Baht 5,000 (Five thousand Baht).

               (b) Remuneration payable from the business engaged and time for payment thereof shall be as stipulated in Chapter 2.

               (c)  Rental and charges shall be as stipulated in Appendix A.

          1.4.2The fee stipulated in Clause 1.4.1 (a) is to be paid to AAT on the date hereof.

          1.4.3The Supplier agrees to pay the rental and charges as stipulated in Appendix A to AAT monthly in advance within the 5th day of every month.

          1.4.4The Supplier  consents to bear all the expenses to be incurred in engagement in the business, e.g. charges relating to the electricity, telephone, water supply or other costs and agrees to pay the same to AAT within the period fixed in the invoices relating to such respective expenses.

          1.4.5The Supplier agrees to pay for AAT all the duty, levy and fees to be incurred from the engagement in business and which are payable under the law which is now in force or to be in force in the future.

               The Housing and Land Tax as shown in Appendix A hereto is an estimate of the average monthly Housing and-Land Tax. Should there be any change to the rate as herein specified by AAT, the Supplier consents for AAT to charge the same at the rate as amended.

          1.4.6All the payments as herein required shall be made to the Financial Section, the Financial Division of AAT. Upon such payments have been duly made by the Supplier to AAT, AAT shall issue relevant receipts therefor to the Supplier. All such receipts must bear the joint signatures of the Chief of the Financial Section, the Financial Division of AAT or any person entrusted therefor and of the Chief of the Receipt-Payment Works, the Financial Section, the Financial Division of AAT or the person entrusted as the financial officer of AAT.

          1.4.7If the Supplier is in default of payment of any of the remunerations, rental, duty and charges herein payable to AAT, the Supplier consents to pay a penalty to AAT at the rate of 1.5 (one point five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

               The Supplier agrees that the right mentioned in the preceding paragraph shall not prejudice the right of AAT to terminate this Contract and to claim for other damages.

1.5 The Supplier's Obligations

          1.5.1In engaging in the business herein stipulated, the Supplier shall use its skill, care and effort in accordance with the standard applied by other suppliers in the same business, and shall take into account the reputation and image of AAT.

          1.5.2. Except a prior written consent is given by AAT, the Supplier shall neither assign the business herein stipulated nor grant a consent for any person to engage in the business whether in whole or in part. Even though such consent is granted by AAT, the Supplier shall still assume all liabilities to be incurred from the engagement in the business herein stipulated.

          1.5.3The Supplier shall comply with the law, whether now in force or to be in force in the future, relating to the engagement in business herein stipulated.

          1.5.4The   Supplier   shall   comply  with  the  special   obligations
               stipulated in Chapter 2 hereof.

1.6 The Supplier's Obligations as Lessee of Premises Required for Engagement in Business under this Contract.

          1.6.1Except a prior written consent is given by AAT, the Supplier shall not use the leased premises for any purpose other than for engagement in the business herein stipulated.

          1.6.2Except a prior written consent is given by AAT, the Supplier shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

          1.6.3Except a prior written consent is given by AAT, the Supplier shall not make any alteration, modification or addition to the leased premises.

               Any alteration, modification, addition or repair, whether major or minor, made to the leased premises shall become AAT's property as from the date from which such alteration, modification, addition or repair is made thereto, and the Supplier shall not be entitled to claim for any costs therefor or any damage from AAT.

          1.6.4The Supplier shall always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, the Supplier shall properly clean or repair the same at the Supplier's expenses.

          1.6.5The Supplier shall, at its own expense, make available at the leased premises fire extinguishers which are approved by AAT.

          1.6.6The Supplier shall comply with and shall ensure that the Supplier's dependents or persons appointed, entrusted, employed or engaged by the Supplier to work in the business, comply with all related orders, rules or regulations of AAT whether the same are currently in force or which will be prescribed in the future. The Supplier shall also exercise good care in not allowing any person to use the leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, the Supplier shall be liable to AAT for any damage incurred as a result of the act of any such persons as if it was the act of the Suppliers.

          1.6.7Throughout the period for which the lease of premises is still in effect, the Supplier will, from time to time and for a reasonable duration, allow AAT or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

1.7 Termination

          1.7.1Except as otherwise stipulated in Chapter 2 hereof, during the period of this Contract, AAT is entitled, if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to the Supplier not less than thirty (30) days in advance. The Supplier agrees not to institute any lawsuit or claim for any damage against AAT as a result thereof.

          1.7.2Each of the stipulations of this Contract is of essence. Should the Supplier commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, AAT is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

1.8 Cessation of Business and Return of Leased Premises.

          1.8.1Upon the expiry of the term of this Contract or the exercise by AAT of its right to terminate this Contract in accordance with Clause 1.7, as the case may be, this Contract shall be deemed to be immediately terminated. The Supplier shall then cease to engage in the business, demolish or remove the Supplier's properties from the leased premises and return the leased premises to AAT within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

          1.8.2Should the Supplier fail to comply with the stipulation of Clause 1.8.1, the Supplier consents for AAT to immediately repossess the leased premises including to demolish or remove the Supplier's properties from the leased premises. The Supplier consents to bear all the expenses incurred by AAT therefor. Should there be any damage incurred therefrom, the Supplier shall not claim for any damage.

          1.8.3In addition to the consent given to AAT to repossess the leased premises and to demolish or remove the Supplier's properties therefrom as mentioned in Clause 1.8.2, the Supplier also consents to pay a daily penalty to AAT at the rate stipulated in Chapter 2 to be calculated from the date following the due date required for the Supplier to cease the business and return the leased premises until the Supplier and its dependents shall have vacated the leased premises and properly returned the same or until AAT has duly completed the acts stipulated in Clause 1.8.2, as the case may be.

1.9  Dispute

     The Parties agrees to refer any dispute arisen out of this Contract to any Court of competent jurisdiction within Bangkok Metropolis.

CHAPTER 2. SPECIAL PROVISIONS

2.1  Scope of Engagement in Business

     AAT agrees to permit the Supplier and the Supplier agrees to engage in the business of sale of merchandise and souvenirs at the Arrival and Departure Halls of the International Passenger Terminal, the Bangkok Airport.

2.2 Duration of Contract

          2.2.1AAT agrees to permit and the Supplier agrees to engage in the business of sale of merchandise and souvenirs herein stipulated for a period of 5 years commencinc from Auri1 1. 1993 to March
               31. 1998.

          2.2.2AAT  agrees to let and the  Supplier  agrees to lease the  Leased
               Premises, for sale of merchandise and souvenirs herein stipulated, for a period stipulated in the List attached hereto as Appendix A.

2.3 Remuneration for Permission to Engage in Business and Method of Payment

          2.3.1The  Supplier  agrees to pay to AAT in  advance  and on a monthly basis, the remuneration for the permission granted to engage in the business of sale of merchandise and souvenirs herein stipulated as follows:

          a) During the lst year commencing from April 1, 1993 to March 31, 1994, the Supplier agrees to pay AAT the amount of Baht 27,377,777 (Twenty seven million three hundred seventy seven thousand seven hundred seventy seven Baht) per month in advance.

          b)   During  the 2nd year  commencing  from April 1, 1994 to March 31,
               1995,  the  Supplier  agrees  to  pay  AAT  the  amount  of  Baht
               30,115,555 (Thirty million one hundred fifteen thousand five hundred fifty five Baht) per month in advance.

          c)   During  the 3rd year  commencing  from April 1, 1995 to March 31,
               1996, the Supplier agrees to pay AAT the amount of Baht 33,127,111 (Thirty three million one hundred twenty seven thousand one hundred eleven Baht) per month in advance.

          d)   During  the 4th year  commencing  from April 1, 1996 to March 31,
               1997, the Supplier agrees to pay AAT the amount of Baht 36,439,822 (Thirty six million four hundred thirty nine thousand eight hundred twenty two Baht) per month in advance.

          e)   During  the 5th year  commencing  from April 1, 1997 to March 31,
               1998, the Supplier agrees to pay AAT the amount of Baht 40,083,804 (Forty million eighty three thousand eight hundred and four Baht) per month in advance.

     2.3.2The Supplier agrees to pay the remuneration stipulated in Clause 2.3.1 to AAT monthly in advance within the 5th day of every month.

2.4 Renovation, Decoration, Additional Construction

     2.4.1AAT has properly  allocated the premises required for the operation of
          business  under  this  Contract.   The  Supplier  shall  decorate  the
          premises, install counters or equipment or make any necessary additional construction thereto at its own expenses provided the plans relating to the said counters, decoration, construction or equipment shall be approved by AAT in advance. Such decoration, installation or construction shall be made in a discerning and orderly manners. The materials or equipment to be used therefor must be of good quality and contemporary. The Supplier consents for the decoration, installation or construction made or installed thereto become the property of AAT as from the date the same is made thereto, and shall not claim for any expense therefor or damage against AAT.

     2.4.2If the Supplier intends to make any further renovation,  decoration or construction,  the  Supplier  shall  notify AAT and comply with Clause
          2.4.1 mutatis mutandis, and such renovation, decoration and construction shall also become the property of AAT.

2.5 Special Obligations

     2.5.1The Supplier shall maintain the premises, for the sale of merchandise or souvenirs, in a hygienic and orderly manners.

     2.5.2The merchandise or souvenirs available for sale, must be the products manufactured in Thailand or products, manufactured abroad, which a permission has been granted for distribution of the same in Thailand. Such merchandise or souvenirs must be of an equivalent quality comparable to the same type of merchandise or souvenirs available for sale in any first class department stores in Bangkok Metropolis

     2.5.3The Supplier is barred to sell or display the following merchandise or souvenirs:

               - Flowers, dried flowers, artificial flowers.
               - Fruits, dried fruits,  preserved fruits,  pickled fruits, fruit paste and can fruits.
               - All types of consumable  products,  i.e.  fresh foods,  instant foods, dried foods, can foods, spices and seasonings,chocolate.

     2.5.4The Supplier is barred to sell or display illegal merchandise or souvenirs or merchandise not allowed on board.

     2.5.5The Supplier shall open - close the premises for sale of merchandise or souvenirs at least from 06.00 - 24.00 hours everyday. If the Supplier is desirous to change the said business hours, a written permission therefor must be obtained from AAT in advance.

     2.4.6The Supplier shall put price tags, in Thai BaLt or other currency as deemed appropriate, on all merchandise or souvenirs available for sale in a conspicuous manner.

     2.5.7In cases the purchasers or passengers who purchased the merchandise or souvenirs from the Supplier, have complained or made a complaint to AAT that the prices of such merchandise or souvenirs are unreasonably high, AAT reserves the right to notify the Supplier to change the prices thereof and by which the Supplier agrees to accept such AAT's consideration in all respects.

     2.5.8The Supplier shall and shall ensure that the persons appointed, entrusted, employed or assigned by the Supplier to work in its business, dress properly, wear name tag or name plate approved by AAT and perform their duties in selling merchandise and souvenirs with polite manner.

     2.5.9The Supplier shall, at all time, maintain the equipment or properties located in the leased premises or which are within the responsibility of the Supplier, in good, workable and clean conditions. Should the same be defective, deteriorated or dirty, the Supplier shall repair, replace or clean it, as the case may be, at the entire expenses of the Suppliers.

     2.5.10 Upon a prior written approval is granted by AAT, the Supplier may generate income from advertising activity provided such advertisement must be for those merchandise or souvenirs being sold or displayed by the Supplier.

     2.5.11 The carton or package for packing the merchandise or souvenirs must be compact and suitable for carrying on board.

     2.5.12 The Supplier or persons entrusted, employed or assigned by the Supplier to work in its business, shall not act in any way which will cause damage to AAT's properties or reputation. Should there be any damage incurred from the act of either the Supplier or such persons, the Supplier shall entirely be liable to AAT therefor.

2.6  Damage

     Should the Supplier not comply with the stipulations of Clause 1.8.1 or 1.8.2, as the case maybe, the Supplier agrees to pay damage to AAT at the rate of Baht 2,697,700 (Two million six hundred ninety seven thousand seven hundred Baht) per day from the date following the due date required for the Supplier to return the leased premises until the Supplier and its dependents shall have vacated the leased premises and properly returned the same or until AAT has duly completed the acts stipulated in Clause 1.8.2, as the case may be.














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


                    LIST SHOWING DETAILS OF LEASED PREMISES,
             REMUNERATION FOR THE LEASE AND PLANS OF LEASED PREMISES
                   Contract No. 6-01/2536 dated March 18, 1993

                                                                        Appendix
                                                                 (Total 4 Pages)

                                                                          Page 1
------------------------------------------------------------------------------------------------------------------------------------
            Particulars           Area in  Rental Rate     Rental         Charges       Housing and         Lease Period
                                  Square   Babt/Sq.m.                                    Land Tax    -------------------------------
                                   Meter    /month       Baht/month      Baht/month     Baht/month       From           Up to
                                  (Sq.m.)
------------------------------------------------------------------------------------------------------------------------------------

Areas within the International
Passenger Terminal

  - Within the Arrival Hall of
    2 locations                      48.-    500.-       24,000.-        3,600.-           3,000.-    April 1, 1993  March 31, 1998
  - Within the Departure Hall
    of 7 locations                  551.-    500.-      275,500.-       41,325.-          34,437.50   April 1, 1993  March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------


                AAT                           Supplier
                ---                           --------

(Signed) Air Marshal (signature)              (Signed)   (signature)    (seal)
                 (Tavorn Kerdsindu)              (Mr. Viratana Suntarannond)




      Witness                                 Witness
      -------                                 -------

     (Signed)    (signature)                  (Signed)   (Signature)
                (Mr. Somjit Nupui)               (Ms. Anocha Kamnerdngarn)













[Three pages graphics (floor plan) ommitted.]